SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                       1-8962                 86-0512431
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
        (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

ARIZONA ELECTRIC INDUSTRY RESTRUCTURING

     As previously reported, the Arizona Corporation Commission (the "ACC") issued a procedural order stating that hearings in a consolidated ACC docket would begin on June 17, 2002 on various issues ("Track A Issues"), including Arizona Public Service Company's ("APS") planned divestiture of generation assets to Pinnacle West Energy Corporation (Pinnacle West Energy) and associated market and affiliate issues.

     See Note 5 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation (the "Company") Report on Form 10-Q for the fiscal quarter ended March 31, 2002 for additional information about the consolidated docket, a comprehensive 1999 Settlement Agreement approved by the ACC among APS and various parties related to the implementation of retail electric competition in Arizona, and the retail electric competition rules adopted by the ACC.

     On July 23, 2002 an ACC Administrative Law Judge ("ALJ") issued a recommendation on Track A Issues in the consolidated docket. Among other things, the ALJ recommends that:

     *    the ability of APS to transfer its  generation  assets be stayed until the ACC determines that the wholesale market is "workably competitive," and until at least July 1, 2004, at which time the ACC would reassess the appropriateness and timing of divestiture;

     * the requirement that 100 percent of power purchased for standard offer service be acquired from the competitive market, with at least 50 percent through a competitive bid process, be stayed indefinitely; and,

     * upon implementation of the outcome of the competitive bidding process ("Track B Issues"), APS would acquire, at a minimum, any required power not produced by its owned generation through the competitive procurement process developed in the Track B proceeding.

     The ALJ also recommended that if APS wishes to acquire certain generation assets from Pinnacle West Energy, as discussed in APS' July 11, 2002 letter to the ACC, APS should file appropriate applications on this matter for ACC consideration. See the Company's Current Report on Form 8-K dated July 11, 2002.

     The ALJ also recommended that the ACC Staff open a rulemaking to review the Retail Electric Competition Rules in light of the other decisions in the recommendation and that an Electric Competition Advisory Group be formed to facilitate communication among the ACC staff, stakeholders and market participants.

     APS expects to file exceptions to the recommendations by August 1, 2002. It
has  not  been   determined   when  the  ACC  may  consider  and  rule  on  this
recommendation.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)


Dated: July 24, 2002                    By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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